                                                                    EXHIBIT 10.3

                                THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT THEREFOR UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                        INCENTIVE STOCK OPTION AGREEMENT


__________________, Optionee:

        Waste Connections., Inc. (the "Company"), pursuant to its 1997 Stock Option Plan (the "Plan"), has this ______________, 19___, granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        The grant under this Incentive Stock Option Agreement (the "Agreement") is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's Employees (including Officers), Directors or Consultants and is intended to comply with Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan. The option granted hereunder shall be subject to and governed by the following terms and conditions:

        1. The total number of shares of Stock subject to this option is ______________ shares. Subject to the limitations herein and in the Plan, this option shall become exercisable (vest) as follows:


        Number of Shares                    Date of Earliest Exercise
        (Installment)                              (Vesting)


                                       1.

The installments provided for are cumulative. Each such installment that becomes exercisable shall remain exercisable until expiration or earlier termination of the option.

        2. (a) The exercise price of this option is $_____________________ per share, being not less than 100 percent of [110 percent if Optionee is a Ten Percent Shareholder] the fair market value of the Stock on the date of grant of this option.

               (b) Payment of the exercise price per share is due in full in cash (including check) on exercise of all or any part of each installment that has become exercisable by you; provided that, if at the time of exercise the Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by the Company and applicable statutes and regulations, may be made by having the Company withhold shares of Stock issuable on such exercise, by delivering shares of Stock already owned by you, or by delivering a combination of cash and such shares. Such Stock
(i) shall be valued at its fair market value at the close of business on the date of exercise, (ii) if originally acquired from the Company, must have been held for the period required to avoid a charge to the Company's reported earnings, and (iii) must be owned free and clear of any liens, claims, encumbrances or security interests.

               (c) Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Stock.

        3. (a) Subject to the provisions of this Agreement, you may elect at any time during your Continuous Status as an Employee, Consultant or Director to exercise this option as to any part or all of the shares subject to this option at any time during the term hereof, including, without limitation, a time prior to the date of earliest exercise (vesting) stated in paragraph 1 hereof; provided that:

                    (i) a partial exercise of this option shall be deemed to cover first vested shares and then unvested shares next vesting;

                    (ii) any shares so purchased that shall not have vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement available from the Company;

                    (iii) you shall enter into an Early Exercise Stock Purchase Agreement in the form available from the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

                    (iv) you acknowledge that the aggregate fair market value (determined as of the date options are granted) of any Stock subject to Incentive Stock Options granted to you by the Company or any parent or Subsidiary that become exercisable for the first time during any



                                       2.
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calendar year may not exceed $100,000, and agree that to the extent that the aggregate fair market value of Stock with respect to which such Incentive Stock Options are exercisable by you for the first time in a calendar year exceeds $100,000, the options or portions thereof in excess of such limit shall be treated (according to the order in which they were granted) as Nonqualified Stock Options.

               (b) The election provided in this paragraph 3 to purchase shares on the exercise of this option prior to the vesting dates shall cease on termination of your Continuous Status as an Employee, Consultant or Director and may not be exercised from or after the date thereof.

       4. This option may not be exercised for any number of shares that would require the issuance of anything other than whole shares.

       5. Notwithstanding anything to the contrary herein, this option may not be exercised unless the shares issuable on exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company shall have determined that such exercise and issuance would be exempt from the registration requirements of the Act.

       6. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on ___________________ (which date shall be no more than [ten years] [five years if Optionee is a Ten Percent Shareholder] from the date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term on the day after the termination of your Continuous Status as an Employee, Consultant or Director for any reason or for no reason, unless:

               (a) such termination is due to your retirement or Disability and you do not die within the three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or six months after such termination of your Continuous Status as an Employee, Consultant or Director; or

               (b) such termination is due to your death, or such termination is due to your retirement or Disability and you die within three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or the first anniversary of your death.

               Notwithstanding any of the foregoing provisions to the contrary however, this option may be exercised following termination of your Continuous Status as an Employee, Consultant or Director only as to that number of shares as to which it shall have been exercisable under paragraph 1 of this Agreement on the date of such termination.



                                       3.

        7. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 5(f) of the Plan.

               (b)  By exercising this option you agree that:

                    (i) the Company may require you to enter into an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option;
(2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired on such exercise;

                    (ii) you will notify the Company in writing within fifteen days after the date of any disposition of any of the shares of the Stock issued on exercise of this option that occurs within two years after the date of this option grant or within one year after such shares of Stock are issued on exercise of this option; and

                    (iii) the Company (or a representative of the underwriters) may, in connection with an underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction, you will be deemed to own securities which (i) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees;
(ii) may be acquired by you within sixty days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

          8. You hereby represent and warrant to and agree with the Company as follows:

               (a) You have been granted access to, and have reviewed carefully, the Plan and such records of the Company as may be necessary to permit you to evaluate the option and, before any exercise of the option, you will review such records of the Company as may be necessary to permit you to evaluate the merits and risks of an investment in Stock. You are entering into this Agreement and the transactions contemplated hereby solely in reliance on your own investigation and such review. You have had an opportunity to meet with the officers of the




                                       4.

Company subsequent to review of such information to discuss with them your questions concerning the Company and the terms and conditions of the acquisitions hereunder.

               (b) You are acquiring the option and will acquire the Stock, if at all, pursuant to this Agreement with your own funds, and not with the funds of anyone else. You are acquiring the option and will acquire the Stock, if at all, for your own account, not as a nominee or agent and not for the account of any other person or firm. No one else has or will have on any exercise of the option any interest, beneficial or otherwise, in the option or, on the exercise of the option, in any of the shares of Stock to be acquired on such exercise. You are not, and prior to any exercise of the option will not be, obligated to transfer the option or any Stock or any interest therein to anyone else, and you do not and will not have any agreement or understanding to do so. You are acquiring the option and will purchase Stock on the exercise hereof, if at all, for investment for an indefinite period and not with a view to the sale or distribution of the option or any Stock or any part or all thereof, by public or private sale or other disposition, and you have no intention of selling, granting any participation in or otherwise distributing or disposing of any or all of the option or any Stock or any interest therein. You do not, and on any exercise of the option will not, intend to subdivide the option or any shares purchased on exercise thereof with anyone.

               (c) At the time of any acquisition of Stock you will be able to bear the economic risk of the investment in any Stock purchased. You are aware that if you exercise the option, you must be prepared to hold any Stock received for an indefinite period. You understand that neither the option nor the Stock has been registered under the Act, on the ground, among others, that no distribution or public offering of the Company's securities is to be effected and any Stock acquired on exercise thereof will be acquired in connection with transactions not involving any public offering within the meaning of section 4(2) of the Act. The Stock, if and when issued, will be "restricted securities", as that term is defined in Rule 144 under the Act, and, accordingly, apart from exercise of the option, the option and such Stock must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. You understand and agree that the Company is not under any obligation to register the option or any Stock under the Act or to comply with any exemption under the Act.

               You understand that the Company is relying in part on your representations as set forth herein for purposes of claiming the exemption from registration under the Act provided in section 3(b) or 4(2) thereof and that the basis for such exemption may not be present if, notwithstanding your representations herein, you have in mind merely acquiring the option or shares for resale on the occurrence or nonoccurrence of some predetermined event. You do not have in mind merely acquiring the option or any shares for resale on the occurrence or nonoccurrence of any predetermined event.

               (d) You have such knowledge and experience in financial and business matters that the you are capable of evaluating the merits and risks of the prospective investment contemplated by this Agreement, and you have carefully reviewed and will carefully review all


                                       5.

the information regarding the Company, access to which has been and will be accorded to you hereunder, are thoroughly familiar with the business, operations and properties of the Company by virtue of such review and of your relationship with the Company and have discussed with the officers of the Company any questions you have with respect to the Company.

               (e) Without in any way limiting your representations as set forth herein, you further agree that you shall in no event make any disposition of all or any part of or interest in the Stock or the option and that the Stock and the option shall not be encumbered, pledged, hypothecated, sold, assigned or transferred by you nor shall you receive any consideration for the option or any Stock or for any interest therein from any person, unless and until prior to any proposed encumbrance, pledge, hypothecation, sale, assignment, transfer or other disposition of the option or any Stock, either (i) a registration statement on Form S-1 (or any other form replacing such form or appropriate for the purpose under the Act) with respect to the option or the Stock, as the case may be, proposed to be transferred or otherwise disposed of shall be then effective or
(ii)(1) you have notified the Company of the proposed disposition and have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (2) you have furnished the Company with an opinion of counsel (obtained at your expense) in form and substance satisfactory to the Company to the effect that such disposition will not require registration of the option or any Stock, as the case may be, under the Act or qualification of the option or any Stock, as the case may be, under any other securities law and (3) counsel for the Company shall have concurred in such opinion and the Company shall have advised you of such concurrence.

               (f) If the Company proposes to sell Stock in a public offering registered under the Act or exempt from registration under the Act, the administrators of the securities laws of certain states may require as a condition of registration or such exemption that some or all of the Shares be deposited in an escrow or be subject to waivers of rights to dividends and assets on liquidation, or both, for an extended period of time, subject to release if specified financial or market requirements are met and partial cancellation if such requirements are not met. You agree that you will enter into any such escrow or waiver agreement that the Company may consider necessary for the successful completion of such public offering.

               (g) If, in the opinion of counsel for the Company, you at any time act in any manner not consistent with your representations, warranties and agreements in this Agreement, the Company may refuse to transfer the option or any Stock until such time as counsel for the Company is of the opinion that such transfer may be effected in compliance with all provisions of this Agreement and such transfer will not require registration of the option or any Stock under the Act or qualification of the option or any Stock under any other securities law.

               (h) You hereby agree to indemnify and defend the Company and its directors, officers, employees and agents and hold them harmless from and against any and all claims, liabilities, damages or expenses incurred on account of or arising out of (i) any inaccuracy in or breach of any of your representations, warranties or agreements in this Agreement, including,



                                       6.

without limitation, the defense of any claim based on any allegation of fact inconsistent with any of such representations, warranties or agreements; (ii) the disposition of the option or any Stock that you may receive, contrary to any of such representations, warranties and agreements; or (iii) any action, suit or proceeding based on a claim that any of such representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company under the Act or any other securities law.

               (i) Certificates representing any Stock received on exercise of the option will bear a legend on the face thereof (or on the reverse thereof with a reference to such legend on the face thereof) substantially in the form set forth below, which legend restricts the sale, transfer or disposition of the Stock otherwise than in accordance with this Agreement:

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND CONCURRED IN BY THE CORPORATION'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT. IN ADDITION, SALE, TRANSFER, ENCUMBRANCE, HYPOTHECATION, GIFT OR OTHER DISPOSITION OR ALIENATION OF SUCH SHARES OR ANY INTEREST THEREIN IS RESTRICTED BY AND SUBJECT TO AN INCENTIVE STOCK OPTION AGREEMENT DATED ________________, 19__, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION AND ALL OF THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

               (j) If Stock acquired on exercise of this option is transferred other than by will or by the laws of descent and distribution within two years after the date this option is granted or within one year after the issuance of such Stock on exercise of this option, such transfer shall be a "disqualifying disposition" under the Code, and you must bear the tax consequences thereof.

               (k) The Company may require you to furnish to the Company, prior and as a condition to the issuance of any Stock on any exercise of the option, an agreement (in such form as the Company may specify) in which you confirm the foregoing representations, warranties and agreements or make similar or additional representations, warranties and agreements with respect to such Stock.



                                       7.

        9. This option is generally not transferable, except by will or by the laws of descent and distribution, unless the Company expressly permits a transfer, such as to a trust or other entity for estate planning purposes. Unless the Company approves such a transfer, this option is exercisable during your life only by you.

       10. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company.

       11. Any notice or other communication to be given under or in connection with this Agreement or the Plan shall be given in writing and shall be deemed effectively given on receipt or, in the case of notices from the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you may hereafter designate by notice to the Company.

       12. This Agreement is subject to all provisions of the Plan, a copy of which is attached hereto and made a part of this Agreement, including, without limitation, the provisions of section 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.


                                   WASTE CONNECTIONS, INC.



                                   By
                                      ---------------------------------------
                                      Duly authorized on behalf
                                      of the Board of Directors






ATTACHMENTS:

        1997 Stock Option Plan
        Notice of Exercise



                                              8.

The undersigned:

          (a) Acknowledges receipt of the foregoing Incentive Stock Option Agreement and the attachments referenced therein and understands that all rights and liabilities with respect to the option granted under the Agreement are set forth in such Agreement and the Plan; and

          (b) Acknowledges that as of the date of grant set forth in such Agreement, the Agreement sets forth the entire understanding between the undersigned optionee and the Company and its Subsidiaries regarding the acquisition of Stock pursuant to the option and supersedes all prior oral and written agreements on that subject with the exception of (i) the options, if any, previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

        NONE:
              -------------
                (Initial)

        OTHER:
              -------------------------
              -------------------------
              -------------------------



                                          -------------------------------------
                                          OPTIONEE



                                          Address:
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                                                  -----------------------------







                                       9.